Page Investor Relations Presentation June, 2018 Exhibit 99.1

Page Safe Harbor Statement Any statements set forth herein that are not historical facts are forward-looking statements that involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements regarding updates to Diodes Incorporated’s second quarter 2018 business outlook as of May 8, 2018, which include the following: expect revenue to range between $292 million and $308 million, or up 6.4 to 12.2 percent sequentially; expect GAAP gross margin to be 35.5 percent, plus or minus 1 percent; non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 22.0 percent of revenue, plus or minus 1 percent; expect net interest expense to be approximately $2.5 million; expect tax rate to be 29.0 percent, plus or minus 3 percent; shares used to calculate diluted EPS for the second quarter are anticipated to be approximately 51.3 million; purchase accounting adjustments for Pericom and previous acquisitions of $3.8 million after tax are not included in these non-GAAP estimates; and other statements identified by words such as “estimates,” “expects,” “projects,” “plans,” “will,” and similar expressions. Potential risks and uncertainties include, but are not limited to, such factors as: the risk that such expectations may not be met: the risk that the expected benefits of acquisitions may not be realized or that integration of acquired businesses, such as Pericom, may not continue as rapidly as we anticipate; the risk that we may not be able to maintain our current growth strategy or continue to maintain our current performance, costs, and loadings in our manufacturing facilities; the risk that we may not be able to increase our automotive or other revenue and market share; risks of domestic and foreign operations, including excessive operation costs, labor shortages, higher tax rates, and our joint venture prospects; the risk that we may not continue our share repurchase program; the risks of cyclical downturns in the semiconductor industry and of change sin end-market demand or product mix that may affect gross margin or render inventory obsolete; the risk of unfavorable currency exchange rates; the risk that our future outlook or guidance may be incorrect; the risks of global economic weakness or instability in global financial markets; the risks of trade restrictions, tariffs, or embargoes; the risk of breaches of our information technology systems; and other information, including the “Risk Factors” detailed from time to time in Diodes’ filings with the United States Securities and Exchange Commission. This presentation also contains non-GAAP measures. See the Company’s press release on May 8, 2018 titled, “Diodes Incorporated Reports First Quarter 2018 Financial Results” for detailed information related to the Company’s non-GAAP measures and a reconciliation of GAAP net income to non-GAAP net income.

Page Management Representative Dr. Keh-Shew Lu President and CEO Diodes IncorporatedSince 2005 Texas Instruments 27 years Experience: Senior Vice President of TI Worldwide Analog and Logic President of Texas Instruments – Asia Education: Master's Degree and Doctorate in Electrical Engineering Texas Tech University Bachelor's Degree in Engineering National Cheng Kung University - Taiwan

Page Company Representative Laura Mehrl （冯蓉媞） Company spokesperson, Director of Investor Relations Since May 2010 Experience: Director of Investor Relations, Diodes Incorporated, Plano, Texas Senior Business Development Manager, STMicroelectronics, Carrollton, Texas Sales Director for Analog Devices Inc., Shanghai, China Product Marketing Manager at Texas Instruments (TI), Dallas, Texas Senior Engineer at Lattice Semiconductor Inc., Hillsboro, Oregon Wafer fab design engineer and product engineer at TI, Lubbock, Texas Education: MBA with concentration in International Marketing, Texas Tech University BS in Electrical and Computer Engineering, University of Iowa

Page A leading global manufacturer and supplier of high-quality application specific, standard products within the broad discrete, logic and analog markets, serving the automotive, Industrial, consumer, communications, and computing segments. About Diodes Incorporated

Company Overview NASDAQ: DIOD Founded in 1959 Headquartered in Plano, TX; 21 locations globally Manufacturing in UK, Germany, China and Taiwan ISO9001:2008 Certified / TS16949:2009 Certified ISO14001 Certified Key acquisitions: Anachip Corporation, Taiwan Jan. 2006 Advanced Power Devices Nov. 2006 Zetex June 2008 Power Analog Microelectronics (PAM) Oct. 2012 BCD Semiconductor Mar. 2013 Pericom Semiconductor Nov. 2015 Over 8000 employees worldwide 26 consecutive years of profitability Page Global Operations and World-class Manufacturing & Packaging

Global Organization - TS16949 Manufacturing Page

Page 2017: Record Annual Revenue & Gross Profit Track Record of Consistent Growth ( In millions ) +41% +3.6% -0.2% -4.7% +10.8% Achieved milestone of $1 Billion in Annual Revenue in Fiscal 2017 +11.9% +30.5% +7.7%

Vision: Create Shareholder Value Page Goal 1: $1B Market Cap Goal 2: $1B Annual Revenue Goal 3: $1B Gross Profit Goal 4: $1B Profit Before Tax $1B Market Cap $1B Revenue $1B Gross Profit $1B PBT 2010 2017

Shifting Gears to Profitability Growth Page Mission: Profitability growth to expand shareholder value Strategy: Grow revenue to $2.5B at 40% GPM Goal: $1B Gross Profit by 2025

Business Model Page 2017 2025 NR$1Bà 2.5B GP%35%à40% GPM $350Mà $1B R&D%5%à 7% SG&A%15%à13% PFO15%à20%

Market Focus: Balanced Portfolio Automotive Connected driving, Comfort/style/safety, Electrification/Powertrain Industrial Embedded systems and precision controls Consumer IoT: Wearables, home automation, and smart infrastructure Communication Smart phones: advanced protocols and charging Computing Cloud computing: server, storage and data centers Page Market Segment ~ 20% each

Extensive Portfolio of Automotive Products Page Infotainment & Telematics Body Control Electronics Power Train Seat Control Modules Interior and Exterior Lighting Advanced Driver Assistance Systems

Applications Driving Growth Connected driving ADAS (Advanced Driver Assistance Systems) Telematics Infotainment Systems Comfort, style and safety Lighting Migration to LED and intelligent illumination Brushless Motor Control (BLDC) Migrating from Brushed to Brushless DC Motors Electrification/Powertrain Conventional Powertrain à Hybrid à Electrification Battery management Move to 48V battery Page

Automotive Brushless DC (BLDC) Motors Migrating from Brushed to BLDC Motors (~ 30 per vehicle) Automotive market moving to BLDC motors for reliability and efficiency Forecast to grow to 3.8 Billion units by 2021 Diodes Key Products $/Car MOSFETs $18.75 Diodes Rectifiers $2.60 Hall Sensors $0.50 Gate Drivers $1.50 Crystals/XO $2.00 Total $25.35 Headlamp Height Adj Door Closer Adjustable Pedal Electronic Gear Change Tilt Steering Column Electric Trunk Rear Wiper Electric Seat Door Mirror Sunroof Wiper Cooling Fan Electronic VVT Traction Stability Blower Electronic Power Steering Water-pump Fuel Pump Electronic Parking Brake Power Window Page

Connected Driving Higher speed data rates and increased number of channels Robust and reliable data transfer ADAS, Telematics and Infotainment systems are merging into Connected Driving Forecast to grow to 280 Million units by 2021 1-PCIe n-PCIe n-PCIe IPCAM IPCAM IPCAM IPCAM Q-PCIe Packet SW Q-Xtal SoC Ethernet Controller or USB WiFi Controller Q-Clock Gen Diodes Key Products $ Per Car Connectivity: (PCIe SW + ReDrivers, Signal SW, USB charger) $8.50 Crystal/XO and Clocks $3.50 Automotive Analog IC $1.52 MOSFETs, BJT $6.62 Diodes and Rectifiers $3.60 Total $23.74 Page

Automotive Summary * SemiCast Automotive Report 2016 forecast Diodes Key Products $/Car Analog $2.02 Power Management $5.99 MOS/BJT $35.02 Diodes and Rectifiers $12.69 Timing and Connectivity $15.03 Total $70.75 Diodes can address $70 of semiconductor content per vehicle. With 95M vehicles built in 2017, Diodes addressable SAM is $6.7 Billion. Page

Successful Growth in Automotive Automotive revenue 27% CAGR 2013 to 2017 Automotive represented 9% of Diodes’ total revenue in 1Q 2018 Automotive will continue to be an increasingly significant market segment for Diodes Diodes’ Automotive Revenue Page

Industrial: Automation and Precision Controls Page Increasing IC content in embedded systems Switching and signal path for networked systems and automation Signal conditioning and timing for precision controls Motor controls, sensors and power management for smart meters

IoT – Machine to Machine (M2M) Growth Opportunities Power Xtal and clock Packet switch M2M – Dominated by short range technology 73% of them are short range, mostly Wi-Fi 2017: connection @ 750 million 2023: connection @ 2600 million M2M – By product IoT and M2M Modems Routers POS Wireless beacons Others x1 PCIe x4 PCIe FL series 25MHz XTAL 100MHz HCSL Clk PCIe Packet Switch Wi-Fi Wi-Fi Wi-Fi Wi-Fi Application Processor PCIe Clock Gen AC-DC LOGIC& STDLIN LDO LDSW DC-DC Discrete Wi-Fi Router Diodes Key Products $/Device Analog $0.20 Power Management $1.30 MOS/BJT $3.39 Diodes and Rectifiers $2.99 Timing and Connectivity $3.50 Total $11.38 M2M – By application Smart Infrastructure POS Manufacturing / Industrial POS Page

Consumer - IoT Driving Power & Connectivity Requirements Diodes Key Products $/Box Analog >$0.20 Power Management >$1.30 MOS/BJT >$10.00 Diodes and Rectifiers >$5.00 Timing and Connectivity $3.50 Total $20.00 Enterprise Smart Infrastructure Wearables Consumer & Home Asset Tracking Security & Surveillance Retail Page

Sensor IoT Segment – Smart Home Smart Home – up to 477Mu Safety and Security Climate Control Consumer Electronics Lighting control 400 100 200 300 Host Controller X1 PCIe2 100MHz HCSL Clk SSD X1 PCIe2 (or SATA controller) 25MHz Xtal PCIe CG PI6C557-05 PCIe Packet SW PI7C9X2G304SL Wireless Controller Wireless Controller Smart Home Gateway Smart Lighting MHz Xtal kHz Xtal AC Power LED Driver AC-DC Light User Interface Smart Speaker MHz Xtal SoC Growth Opportunities Power LED driver Xtal and clock Packet switch SoC MHz Xtal MOSFET TVS NAND SDRAM Wi-Fi LED Drive Audio Amp Digital Assistant Diodes Key Products $/Box Analog $0.25 ~ $0.40 Power Management $1.80 MOS/BJT $1.10 Diodes and Rectifiers $0.50 Timing and Connectivity $3.50 Total $7.30 AC-DC Audio CODEC Wi-Fi Memory Ethernet port 2015 2016 2017 2018 2019 2020 World market for connected home devices (excluding energy and controls) Unit Shipments, 2015 - 2020 Safety & Security Climate Control Consumer Electronics Lighting & Controls AC Power SoC Page

Efficiency, Functionality and Control for Smartphones Focus on signal integrity and higher data rates Proliferation of USB Type-CTM connectivity and power delivery Power regulation and protection for new features Advanced power solutions for quick charge protocols Page

Smartphone Smartphone – Flat year in 2017 What’s next? Understand the impact Smart speaker/IoT rising AR / VR Foldable screens 5G Smartwatches Growth Opportunities Type-C MUX MOSFET LDO, OVP LDSW, Audio, DCDC, LED/OLED Driver, ACDC Diodes Key Products $/Phone Analog $0.55 Power Management $1.50 MOS/BJT $0.33 Diodes and Rectifiers $0.42 Timing and Connectivity $3.00 Total $5.80 Company 2017 Shipment Volumes 2017 Market Share 2016 Shipment Volumes 2016 Market Share Year-Over-Year Change 1. Samsung 29.3 29.1% 23.3 23.0% 25.8% 2. OPPO 17.2 17.0% 13.3 13.2% 29.3% 3. Vivo 7.2 7.2% 3.3 3.2% 118.2% 4. Huawei 5.4 5.4% 5.2 5.1% 3.8% 5. Apple 4.5 4.4% 4.6 4.5% -2.2% Others 37.1 36.8% 51.6 51.0% -29.1% Total 100.7 100.0% 101.3 100.0% -0.6% Top Five Smartphone Companies in SEA, Calendar Year 2017 Source IDC Worldwide Quarterly Mobile Phone Tracker, March 2018 Page

Networking Segment WW enterprise and service provider router market grew 4% in 2017 to $12.5B Continues to exhibit healthy growth, driven by network refreshes and investments in the fast-growing campus and datacenter segments Diodes Key Products $/Router Analog $0.20 Power Management $0.30 MOS/BJT $3.70 Diodes and Rectifiers $2.10 Timing and Connectivity $13.00 Total $19.30 Cisco Cisco Cisco Others Others Others Switching & Router Market Leaders – Q3 2017 Ethernet Switching Enterprise Routers Service Provider Routers Huawei, HPE, Arista, others Huawei, Technicolor, Juniper, others Nokia, Huawei, Juniper, others 0% 10% 20% 30% 40% 50% 60% Worldwide Market Share – Revenue. Source Synergy Research Group Growth Opportunities Power Xtal XO, and clock Packet switch ReDriver Page

Cloud Computing Accelerating Enterprise Market Page ReDriver support for USB connectivity Wide range of signal protocols: PCIe, SAS, SATA, GbE, USB MUX products for high capacity solid state storage Crystal oscillators for increasing clocking speeds

Server Segment Total unit shipment Growth (CAGR) = 3.82% Almost all of vendors are our existing customers ODM direct has the highest volume – mainly in TW Pericom products are well positioned in this segment   2017 Q4 shipment (ku) HPE /H3C 479.7 Dell 582.5 Lenovo 181.6 Huawei 166.4 Supermicro 158.5 Inspur 154.1 ODM Direct 653.0 Others 465.1 Total 2,840.9 ODMs – Quanta, Foxconn, Inventec, Jabil Circuit, Tyan, WiWynn, Hyve, and a few others Growth Opportunities: Pericom: Signal switches, reDrivers, timing (Xtal, XO, IC), logic devices, STDLIN, LDO/DCDC, ACDC Mosfet, TVS Source: IDC, Diodes marketing Source: IDC Diodes Key Products $/Server Analog $0.05 Power Management $3.30 MOS/BJT $6.70 Diodes and Rectifiers $3.50 Timing and Connectivity $7.00 Total $20.55 Page

A Leader in Providing Total Solutions for USB Type-CTM USB-C controller with USB3.1 Gen1/Gen2 offer the best solution in the market for high level of integration, best signal integrity, lowest power dissipation Linear redrivers handle longer channels, transparency to end nodes’ link training, and power saving features Power switches offer comprehensive integrated protection features, high voltage operation, smooth transition to fast role swap and small packages Transient Voltage Suppressor offerings provide very low capacitance, protection against high surge voltage, and small packages DC-DC converters offer high efficiency, high current handling, and low EMI AC-DC Adapter/Charger solution offer high efficiency, low standby current, quick charging Page

USB Type-C Solution for Smartphone USB Type C Solutions for Smartphone – USB or PD Alt mode Data speed, flexibility and simplicity of use are key drivers Allows smartphone to connect through USB-type C for data only or to display ports Smartphone is one of the key adopters USB-C adoption (all applications) to grow from 300M (2016) to 5B units (2021) in all applications; Mobile phone is one of the key applications Vbus Tx/Rx Tx/Rx Tx/Rx Tx/Rx D+/D- SBU1, SBU2 D+, D- CC1, CC2 PMIC with PD Controller AUX+/AUX- Tx/Rx Tx/Rx Tx/Rx Tx/Rx TVS 10G Type-C DP/USB ALT ReDriver or Retimer TVS TVS TVS I2C VR Switch TVS USB3.1G2 Application Processor USB3.1G2/DP1.4 AUX+/AUX- USB2.0 Tx/Rx USB3.1G2 Diodes Key Products $/Device Connectivity, Signal Integrity and Timing $2.05 Analog (DCDC, LDO, Sleep Mode Charger etc) $0.64 Power Management Switch $0.46 TVS $0.50 Total $2.55 ~ $3.65 XTAL/ XO Power Switch Charger Detect USB Type-C Connector Page

USB Type-C Solution for Notebook, Tablet, PC and AIO USB Type C for Notebook, Tablet, PC and AIO (with DP/USB Alternate Mode) Data speed and flexibility are key drivers Diodes Key Products $/Box Connectivity, Signal Integrity and Timing $3.25 Analog (DCDC, LDO, Sleep Mode Charger etc) $0.89 Power Management Switch $0.40 MOSFET/BJT $0.25 Diodes, Rectifiers and TVS $0.50 Total (per USB-C port) $5.29 Allows to connect to peripherals or displays/monitors, and memory Multiple USB3.1 Gen2 and USB-C ports on Notebook and PCs D+,D- CC1 CC2 SBU1,SBU2 VBUS I2C USB Type-C Connector I2C PDC & CC Sense/ Control System Chipset TCPM (MCU) Adj. DCDC (5/9/15/20) Sleep Mode Battery Charger Power Switch (or Discrete FETs) High Speed Crossbar Mux Support DP Alt Mode Signal Conditioner Signal Conditioner DP/USB Alt-Mode support USB2/Audio Switch D0-D3 TX-RX DP USB3 D+,D- UART AUDIO Notebook, Tablet, PC & AIO TVS TVS TVS TVS TVS TVS TVS Signal Conditioner XTAL/XO Or Clock Page

System Focus Industrial Controls Page

Complete Platform Solutions: Notebooks Page DCDC Converter CPU PCH MOSFET LED Driver USB 2.0 Switch A/V Codec DDR Regulator LDO Analog Switch TVS USB 3.0 ReDriver Crossbar Switch Vcore DCDC Controller Sleep / Charge Detect Video Switch MCU USB3 / DP Switch LSP Con LCD Panel TVS DP-to-VGA Converter Video Switch TVS HDMI ReDriver SATA / PCIe ReDriver HDD / SSD USB2 / 3 Switch USB Power Switch TVS Docking Sub-system DDR4 DIMM 3D Camera LDO USB3 ReDriver UART D+, D- Memory Bus DP0..3 Tx, Rx I2C D+, D- D+, D- AUXHPD+ AUXHPD- SATA / PCIe DDI USB3.0 eDP1.3 DP1.2b HDMI 1.4 TVS TVS LAN Switch MOSFET Audio Amplifier Sensor ACDC External Charger DCDC LDO Logic Sensor TVS USB Switch LED Driver Timing Signal Integrity Switching Connectivity Audio SBR ACDC Std Linear High-Speed Serial Connectivity SBR Diode Diode

Technology Focus Page Products 20Gbps ReDrivers and Switches Automotive Packet Switch for Telematics / ADAS Complete USB Type-CTM Signal Switching High speed clocking for cloud computing Ultra low power and low noise LDOs for IoT Low Cj TVS for signal integrity Lowest rDS(on) LDMOS for battery efficiency Compact QFN and DFN Power density PowerDI Chip scale packaging and plating capability Extensive multi-chip package technology High performance 8” MOSFET trench technology Advanced Epi bipolar transistor processes Proprietary rectifier technology Rugged automotive grade NMOS and PMOS Assembly/Test Wafer Fab

Current PowerDI5060-8L PDI3333-8L DFN0808-4 DFN0806-3 DFN3030N-8 (Pre-mold) SOP-8/14/16L-EP MSOP-8/EP TO252-2/3/4/5L SOD123(F)/923 SOD523/323 TO220-5L TO262AA/AB QFN5050-32 DFN0604-3 2018 + ITO220AC-S DFN0806-6 DFN0603-2 TO220-2/3L PowerDI-5 PowerDI-5SP TSOT23-5/6 SOT25/26 SOT223/143 SOIC-14/16L SOP-8L DFN1114-3 (stack die) DFN5060-4 MSOP-8/10L QSOP-16/20L SOT523/353/363 ITO220S PDI-123/323 FC-DFN1212-4 TO263-2/3/5/7L SOT563/953/963 SWP-DFN1006-2 (Side-wall Plating) PowerDI3025-20 SWP-DFN2020A/B-6 FC-SSOT-23 SWP-PDI5060-8L Q DFN0606-3 DFN6040-22 TSSOP-8/14/16L(EP) FC -TSOT23-6L DFN3020R-8 (Pre-mold) DFN2010B-5 （Pre-mold） QFN2618A-16 (Chip on Lead） Power5060-8L K （2mil die） SWP-PDI5060-8L R SWP-DFN2020F-6 SWP-DFN1006H4C-2 TO252-4L B/C (2mil Al wire) QFN6060A-30 (Dual Cool/FC+Clip) SWP-PDI3333-8L FC-SOT563 QFN3035A-21 (MCM/Clip/Stack) PowerDI3333-8L (2mil die) PowerDI5060-8L S PowerDI3333-8 E (FC + Clip) PD3333D-8L （Stack Clip） Key Differentiator – Packaging Design Page Focus: Miniaturization and Power Efficiency SWP-DFN2020E-6 (Side-wall Plating)

Page Advanced Packaging Multi-Chip Packaging Miniaturization DDFN0402 the smallest discrete semiconductor package Dual-Flat No-Lead (DFN) DDFN (Encapsulated CSP) Chip-Scale Package (CSP) HS IntelliFET: ZXMS3001 Miniaturization and Multi-Chip Packaging

Page Shanghai-based packaging with capacity over 34 billion units Chengdu facility has potential capacity 3X of Shanghai Additional facilities in Neuhaus, Germany and Chengdu, China Two fabs in Shanghai (6” and 8”), one discrete fab in Oldham, UK (6”) Bipolar, BiCMOS, CMOS and BCD process Strong engineering capabilities Packaging Wafer Fabs Efficient Manufacturing + Superior Processes Economies of Scale: Capacity & Loading Percentage in SAT *CapEx Model = 5% - 9% of Revenue

Page Page Financial Overview

First Quarter 2018 Financial Performance Page In millions, except per share 1Q17 4Q17 1Q18 YoY Revenue $236.3 $268.4 $274.5 16.2% Gross Profit (GAAP) $73.9 $96.4 $98.6 33.4% Gross Profit Margin % (GAAP) 31.3% 35.9% 35.9% +460bp Net Income (GAAP) $1.2 ($30.7) $18.5 Net Income (non-GAAP) $7.0 $21.6 $24.2 EPS (non-GAAP) $0.14 $0.42 $0.48 243% Cash Flow from Operations $45.6 $74.8 $54.0 EBITDA (non-GAAP) $28.6 $47.0 $54.2 89.5%

Balance Sheet Page Dec 31, 2017 Cash $248 $204 $182 Short-term Investments $30 $5 $4 Inventory $193 $217 $236 Current Assets $733 $662 $634 Total Assets $1529 $1489 $1471 Long-term Debt $413 $247 $200 Total Liabilities $708 $615 $562 Total Equity $820 $874 $910 March 31, 2018 In millions Dec 31, 2016

Revenue Profile as of 1Q 2018 By End Market Page 17% 23% 24% 27% 9% Industrial Consumer Communications Automotive Computing By Channel By Region 9% 78% 13% Asia Pacific North America 72% 28% Distribution OEM / EMS Europe

Page Revenue to range between $292 million and $308 million, or up 6.4% to 12.2% q/q GAAP gross margin to be 35.5%, plus or minus 1% Non-GAAP operating expenses, which are GAAP operating expenses adjusted for amortization of acquisition-related intangible assets, are expected to be approximately 22.0% of revenue, +/- 1% Interest expense to be approximately $2.5 million, and income tax rate is expected to be 29.0%, +/- 3% Shares used to calculate diluted EPS approximately 51.3 million Purchase accounting adjustments for Pericom and previous acquisitions of $3.8 million after tax are not included in non-GAAP estimates Second Quarter 2018 Business Outlook *Guidance as provided on May 8, 2018

Summary Vision: Expand shareholder value Mission: Profitability growth to drive 20% PFO Next Strategic Goal: $1B gross profit Strategy: $2.5B revenue at 40% GPM Tactics: Increased focus on Automotive and Industrial markets Investment for technology leadership in target products, fab processes, and advanced packaging Systems solutions to drive business expansion Page